Execution Copy


                              ASSUMPTION, RELEASE,
                         AMENDMENT AND WAIVER AGREEMENT


         This Assumption, Release, Amendment and Waiver Agreement (this "Agreement") is entered into as of December 29, 2000 by and among Motorola, Inc., a Delaware corporation ("Motorola"), Motient Communications Inc., a Delaware corporation ("You" or the "New Borrower") and Motient Communications Company (formerly known as ARDIS Company), a New York general partnership (the "Existing Borrower").

                                    RECITALS

     A. Motorola and the Existing Borrower are parties to that certain Credit Agreement dated as of June 17, 1998, as amended by Amendment No. 1 to Credit Agreement dated as of October 15, 1998, as further amended by Amendment No. 2 to Credit Agreement dated as of September 1, 2000 (as so amended, the "Original Credit Agreement" and as further amended by this Agreement, the "Credit Agreement"). Capitalized terms used herein without definition shall have the meanings ascribed to them in the Credit Agreement;

     B. In connection with a contemplated corporate restructuring, the parties hereto have advised Motorola that (a) the Existing Borrower intends to assign all of its assets and liabilities on a pro rata basis to its two general partners, New Borrower and Motient Partner Inc., a Delaware corporation ("MPI"), and thereafter dissolve and wind up its affairs and (b) contemporaneously therewith, MPI intends to merge with and into the New Borrower, with the New Borrower surviving the merger (such contemplated corporate restructuring as described to Motorola by the parties hereto and in documents previously provided to Motorola, the "Restructuring");

     C. The Restructuring is not permitted under the terms and conditions of the Original Credit Agreement;

     D. The parties hereto have requested that Motoroloa (a) waive certain provisions of the Original Credit Agreement in order to permit the consummation of the Restructuring; (b) amend the Original Credit Agreement to join New Borrower as a "Borrower" under the Credit Agreement; and (c) release the Existing Borrower from its liabilities and obligations as a "Borrower" under the Credit Agreement; and

     E. Motorola is willing to agree to such requests, in each case on the terms and subject to the conditions set forth herein;

     NOW, THEREFORE, in consideration of the foregoing and the mutual agreements contained herein, and subject to the terms and conditions hereof, the respective parties hereto hereby agree as follows:

1. Joinder and Assumption. Effective as of the date hereof, upon satisfaction of the conditions precedent set forth in Section 6 below, and in reliance upon the representations and warranties of the New Borrower set forth herein, Motorola and the New Borrower hereby acknowledge and agree that, by New Borrower's execution and delivery hereof, without any further notice or action of any kind whatsoever on its part or on the part of any other person that:

(a) for all purposes, the New Borrower is hereby joined automatically as a "Borrower" party to the Credit Agreement, being hereafter bound by all of the respective terms and provisions thereof; and

(b) New Borrower assumes and becomes liable for the prompt payment, observance and performance of all Obligations,

     in the case of both clause (a) and (b) above, to the same extent and with the same force and effect as if New Borrower had been a "Borrower" under and an original signatory to the Credit Agreement.

2. Release of Existing Borrower. Effective as of the date hereof, upon satisfaction of the conditions precedent set forth in Section 6 below, Motorola hereby releases the Existing Borrower from all obligations and liabilities under the Credit Agreement and the Existing Borrower shall thereafter have no liability or obligations under the Credit Agreement.

3. Amendments to Credit Agreement. Effective as of the date hereof, upon satisfaction of the conditions precedent set forth in Section 6 below, all references to "Motient Communications Company" in the Credit Agreement are hereby amended and deemed to be references to "Motient Communications Inc."

4.   Consent and Waiver.

(a) Motorola hereby consents to the Restructuring and to the consummation of the actions contemplated thereby, including the assignment by the Existing Borrower of all of its assets and liabilities on a pro rata basis to the New Borrower and MPI; provided, however, that each of the New Borrower and MPI shall take such assets subject to Motorola's security interest therein as perfected against the Existing Borrower and the liquidiation and dissolution of the Existing Borrower.

(b) Any breach of the provisions of Sections 4.4, 5.2 and 9.6 of the Credit Agreement arising as a result of the Restructuring is hereby waived.

5. Representations and Warranties. In order to induce Motorola to enter into this Agreement, the New Borrower hereby represents to Motorola the following, except as otherwise disclosed to Motorola in writing concurrently with the execution of this Agreement:

                  (a) Status. You are duly incorporated or formed, and validly existing under the laws of the state of incorporation or formation. You
         (a) have the power and authority and the legal right to own and operate your property, to lease the property you operate, and to conduct the business in which you are currently engaged and in which you propose to engage, (b) are in compliance with all Requirements of Law except to the extent that the failure to comply therewith could not, in the aggregate, have a material adverse effect on your business, operations, assets (taken in the aggregate) or financial condition, and could not materially adversely affect your ability to perform your obligations under this Agreement or the Credit Agreement and (c) have qualified to do business in all jurisdictions where your ownership, lease or operation of property or the conduct of your business requires such qualification or recording, except to the extent that the failure to so qualify could not, in the aggregate, have a material adverse effect on your business, operations, assets (taken in the aggregate) or financial condition, and could not materially adversely affect your ability to perform your obligations under this Agreement and the Credit Agreement.

                  (b) Power and Authority. You have the power, authority and legal right to execute, deliver and perform this Agreement and the Credit Agreement and to borrow under the Credit Agreement, and have taken all necessary action to authorize the Credit on the terms and conditions of the Credit Agreement and to authorize the execution, delivery and performance of this Agreement and the Credit Agreement and the related documents described herein and therein. Where any Governmental Authority, including without limitation any PUC, requires consents, filings or authorizations prior to the Credit, you shall have obtained all such consents, filings or authorizations. Other than such consents, filings or authorizations, no consent or authorization or filing with, or other act by or with respect to any Governmental Authority, is required in connection with the Credit under the Credit Agreement or with the execution, delivery, performance, validity or enforceability of this Agreement or the performance, validity or enforceability of the Credit Agreement. This Agreement has been duly executed and delivered and this Agreement and the Credit Agreement constitutes your legal, valid and binding obligation, which obligation shall be enforceable against you in accordance with the terms of the Agreement or the Credit Agreement, as the case may be, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and general equitable principles.

                  (c) No Violations. The execution, delivery and performance of the Agreement and the use of the proceeds of the Credit (i) will not violate, be in conflict with, result in a breach of or constitute a default under, any Requirement of Law or any of your contractual obligations, except to the extent such violations, in the aggregate, could not have a material adverse effect on (a) your business, operations, assets (taken in the aggregate) or financial condition, or
         (b) your ability to perform your obligations under the Agreement or the Credit Agreement, and (ii) will not result in, or require, the creation or imposition of any Lien on any of your properties or revenues pursuant to any Requirement of Law or contractual obligation, other than pursuant to the Agreement or the Credit Agreement. You are in compliance with the Employee Retirement Income Security Act of 1974 as amended from time to time (ERISA), and neither the execution nor the performance of the Agreement nor the performance of the Credit
         Agreement by you will result in any violation of ERISA. Any benefit plan that is subject to ERISA has been properly accounted for in Financial Statements attached to the Credit Agreement.

                  (d)  No  Pending  Actions.  No  litigation,  investigation  or proceedings of or before any arbitrator or Governmental Authority is pending, or, to your knowledge is threatened, against you or, against any of your properties or revenues (a) with respect to the Agreement or any of the transactions contemplated thereby, or (b) which is reasonably expected to be adversely determined, and which, if adversely determined, could, individually or in the aggregate, have a material adverse effect on your business, operations, assets (taken in the aggregate) or financial condition.

                  (e) No Defaults. You are not in default under or with respect to any contractual obligation where such default could be materially adverse to your business, operations, assets (taken in the aggregate) or financial condition, or which could materially and adversely affect your ability to perform your obligations under the Agreement or the Credit Agreement. No Default or Event of Default has occurred and is continuing.

                  (f) Good Title. Any of your leases are in full force and effect, and you enjoy peaceful and undisturbed possession thereunder; you have a recorded title in fee simple to all your owned real property, and good and marketable title to all your other personal property.

                  (g) Taxes. You have filed or caused to be filed all material tax returns which are required by law to be filed, and have paid all taxes shown to be due and payable on said returns or on any assessment made by any Governmental Authority (other than those the amount or validity of which is currently being contested in good faith by appropriate proceedings and with respect to which reserves in conformity with GAAP have been provided on your books); and no tax Liens have been filed and, to your knowledge, no claims are being asserted with respect to any such taxes, fees or other charges other than inchoate Liens for taxes not yet due.

                  (h) No Extending of Credit. You have not engaged nor will you generally engage in the business of purchasing or selling Margin Stock (as defined in Regulation G, T, U or X of the Board of Governors or of the Federal Reserve System) extending credit for the purpose of purchasing Margin Stock.

                  (i)  No Subsidiaries.   You  have  no  subsidiaries and do not
         control, directly or indirectly, any other business entity.

                  (j) Patents, Trademarks, etc. You own or have the right to use all of the patents, trademarks, permits, service marks, trade names, copyrights, licenses and franchises or rights with respect to the foregoing (collectively "patents"), necessary for the conduct of your business as presently contemplated, without any known conflict with the rights of others.

                  (k) Information, Reports, etc. All information, reports and other papers and data furnished to Motorola by you on or at any time after the date hereof are or will be, at the time the same are so furnished, complete and correct in all material respects; and all projections concerning your business furnished by you, as supplemented, will be prepared or presented in good faith by you and have a reasonable basis. No fact is known to you which materially and adversely affects or in the future may (so far as you can reasonably foresee) materially and adversely affect the business, operations, assets (taken as a whole) or your financial condition which has not been set forth in the Financial Statements or in such information, reports, papers and data.

                  (l) Security Documents. The provisions of the Credit Agreement are effective to create in favor of Motorola a legal, valid and enforceable security interest in all of the New Borrower's right, title and interest in the Collateral in which a security interest may be created under Article 9 of the Uniform Commercial Code; and when (i) financing statements have been filed in the offices in the jurisdictions listed in Exhibit "E" to the Credit Agreement, and (ii) except for any further filing or taking of possession which may be required under Section 9-306 of the UCC in order to perfect a security interest in proceeds of the Collateral and any taking of possession which may be required under the UCC in order to perfect a security interest in instruments, the Credit Agreement will create and grant a fully perfected first Lien on, and security interest in the Collateral (including proceeds) in which a security interest may be perfected under Article 9 of the UCC.

                  (m) Governmental Regulation. You hold sufficient FCC licenses for the conduct of your business in each area in which you currently conduct your business. All of such licenses are valid, uncontested and in full force and effect.

                  (n) Assumed   Names.   You  are not doing  business  under any
         fictitious or assumed names, except as disclosed in Exhibit "F" to the Credit Agreement.

                  (o) Principal Place of Business. Your chief executive office and principal place of business are located at the notice address shown next to your signature block below. Your books and records with respect to the Collateral are kept at this address.

                  (p) Environmental and Safety Matters. You are in compliance in all material respects with all federal, state, local and other statutes, ordinances, orders, judgments, rulings and regulations relating to the environment, environmental regulation or control, employee health and safety, or the generation, use, storage, disposal or transportation of toxic or hazardous materials, substances or wastes (collectively, "Environmental Laws").

                  (q) Collateral. You represent that each of the items of Collateral delivered prior to the date of this Agreement is identified by serial number in Exhibit D to this Agreement, and is located as of the date of this Agreement in the jurisdiction listed in Exhibit D.

6. Conditions to Effectiveness. This Agreement shall become effective, and Motorola's commitment to provide the Credit to you as set forth in the Credit Agreement shall be conditioned upon, the satisfaction of each of the following conditions precedent:

(a) No Default or Event of Default shall have occurred and be continuing, and you shall have delivered to Motorola a certificate of Randy S. Segal, Senior Vice President and General Counsel, to such effect.

(b) You shall have delivered to Motorola executed counterparts of this Agreement, and an executed original of the Amended and Restated Promissory Note in the form attached hereto as Exhibit A (the "Note").

(c) You shall have delivered to Motorola a certificate of the Secretary or other authorized officer of the New Borrower as to resolutions of its Board of Directors authorizing the execution, delivery and performance by the New Borrower of this Agreement, the Note, and the other documents and instruments to be delivered by the New Borrower hereunder.

(d) You shall have delivered to Motorola an Amended and Restated Guarantee Agreement of each of Motient Corporation (formerly American Mobile
         Satellite Corporation) and Motient Holdings Inc. (formerly AMSC Acquisition Company, Inc.), each in the form attached hereto as Exhibit B and Exhibit C respectively.


(e) You shall have delivered to Motorola a certificate of the Secretary or other authorized officer of each of the Guarantors as to resolutions of the Board of Directors of such Guarantor authorizing the execution, delivery and performance by such Guarantor of the Amended and Restated Guarantee Agreement to be delivered by it hereunder and the other
         documents  and   instruments  to  be  delivered  by  the  New  Borrower
         hereunder.

(f) You shall have delivered to Motorola a certificate or certificates certifying the incumbency of the officer or officers executing this Agreement, the Note, each Amended and Restated Guarantee Agreement, and each other document and instrument delivered hereunder.

(g) You shall have delivered to Motorola an opinion of counsel satisfactory to Motorola as to (i) the due organization and valid existence of each of the New Borrower and each Guarantor, (ii) the due authorization, execution, delivery and enforceability of the Credit Agreement, as amended by the Agreement, the Note, the Amended and Restated Guarantees, and each other document and instrument delivered hereunder, (iii) the absence of any violation or breach of other agreements or applicable Laws, (iv) the absence of material litigation pending or threatened against the New Borrower and each Guarantor, and
         (v) and as to such other matters as Motorola shall reasonably request, including without limitation, that the Restructuring has been completed and as a result title to Collateral financed under the Credit Agreement has been legally transferred to New Borrower.

(h) You shall have delivered each other document and instrument as Motorola shall have reasonably requested.

Motorola's obligation to fund Advances under the Credit Agreement shall be subject to each of the conditions set forth in Section 8 of the Terms and Conditions.

7. Ratification of Credit Agreement. Except as amended hereby, the parties hereto hereby ratify and confirm the Credit Agreement, and all of the terms set forth or incorporated therein.

8. Governing Law. This Agreement will be governed by the law of Illinois without regard to its conflicts of law rules.

9. Counterparts. This Agreement may be executed in one or more counterparts which, taken together, shall constitute one and the same instrument.

                                             [signature page follows]

Executed by the parties hereto as of the date first set forth above.


                                       MOTIENT COMMUNICATIONS COMPANY


                                       By: /s/ Richard J. Burnheimer
                                           ------------------------------
                                       Its: Vice President and Treasurer


                                       MOTIENT COMMUNICATIONS INC.


                                       By: /s/ Richard J. Burnheimer
                                           -----------------------------
                                       Its: Vice President and Treasurer


                                       MOTOROLA, INC.


                                       By: /s/ Walter Keating
                                           -----------------------------
                                       Its: Vice President

                                    Exhibit A

                                  Form of Note

                                    Exhibit B

                           Form of Motient Corporation
                         Amended and Restated Guarantee

                                    Exhibit C

                          Form of Motient Holdings Inc.
                         Amended and Restated Guarantee

                                    Exhibit D

                                   Collateral